                                                                      EXHIBIT 24


                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of December, 2001.



                                        /s/  H.B. Conlon
                                        ----------------------------------------
                                        H. B. Conlon
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                        /s/ Robert S. Gaiswinkler
                                        ----------------------------------------
                                        Robert S. Gaiswinkler
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                        /s/ Ronald R. Harder
                                        ----------------------------------------
                                        Ronald R. Harder
                                        Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                              /s/ Robert P. Konopacky
                                              ---------------------------------
                                              Robert P. Konopacky
                                              Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                                /s/ George R. Leach
                                                --------------------------------
                                                George R. Leach
                                                Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                                 /s/ John C. Meng
                                                 -------------------------------
                                                 John C. Meng
                                                 Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 3rd day of December, 2001.



                                            /s/ J. Douglas Quick
                                            -----------------------------------
                                            J. Douglas Quick
                                            Director

                          DIRECTOR'S POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Robert C. Gallagher or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his behalf a registration statement on Form S-4 in connection with the issuance of shares of common stock to shareholders of Signal Financial Corporation.

         Said attorney-in-fact and agent shall have full power to act for him and in his name, place, and stead in any and all capacities, to sign such Form S-4 Registration Statement and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Form S-4 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Form S-4 and to any and all amendments thereto (including post-effective amendments).

         The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 4th day of December, 2001.



                                        /s/ John H. Sproule
                                        ----------------------------------------
                                        John H. Sproule
                                        Director




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